UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

Investcorp Credit Management BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01054	46-2883380
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 Park Avenue

39th Floor

New York, NY 10017

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 257-5199

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ICMB	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2024, the Board of Directors (the “Board”) of Investcorp Credit Management BDC, Inc. (the “Company”) accepted the resignation of Peter Sattelmair from his position as Chief Financial Officer of the Company, effective July 1, 2024. Mr. Sattelmair’s resignation is not a result of any disagreement with the Company on any matter relating to its operations, policies, or practices, or to any issues regarding its accounting policies or practices.

On June 27, 2024, the Board appointed Walter Tsin as Chief Financial Officer of the Company, effective July 1, 2024.

Mr. Tsin, 53, currently serves as a Principal and Chief Financial Officer of Investcorp Credit Management (“ICM”). Mr. Tsin joined ICM on October 16, 2023. Previously, Mr. Tsin joined Seer Capital Management (“Seer”) as Managing Director and Chief Financial Officer in 2011. At Seer, Mr. Tsin was a member of the Valuation and Compliance Committees of Seer. Prior to joining Seer, Mr. Tsin was a Senior Manager at Rothstein Kass and Company, focused on various audit and tax engagements. Mr. Tsin holds a Bachelor of Science in Economics from Syracuse University. Mr. Tsin is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

There is no arrangement or understanding between Mr. Tsin and any other person pursuant to which he was appointed as Chief Financial Officer of the Company. The Company does not pay cash compensation or provide other benefits directly to Mr. Tsin or to any of its other executive officers. Further, with regard to Mr. Tsin, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2024	INVESTCORP CREDIT MANAGEMENT BDC, INC.

	By:	/s/ Suhail A. Shaikh
	Name:	Suhail A. Shaikh
	Title:	President and Chief Executive Officer